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                                   EXHIBIT 24

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-8 (No. 33-3490, No. 33-19326 and No. 33-0840) of LSI Industries Inc. of our report dated August 18, 1995, which appears on page S-4 of this Form 10-K.






/s/  Price Waterhouse LLP
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PRICE WATERHOUSE LLP
Cincinnati, Ohio
September 25, 1995